Exhibit 99.4

[Music]

Whatever gets you out of bed in the morning.

[Music]

That little light that turns on, that spark that ignites something at your core.

Whatever you want to call it, make sure you use it.

[Music]

It’s that electricity inside you that drives you, moves you, pushes you past what you thought were your limits.

It’s our ability to evolve, persist and press on.

To become stronger than our circumstances and, above all, endure.

Endurance is our very nature.

It’s fundamental, elemental, essential to our future.

Endurance is what got us here and there’s nowhere it can’t take us.

The all-electric Endurance by Lordstown Motors.